Employee Benefit Plans (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Curtailment/settlement	$ (385)
Current year actuarial loss	5,714
Amortization of actuarial gain (loss)	0
Current year prior service (credit) cost	0
Amortization of prior service credit (cost)	0
Amortization of transition asset (obligation)	0
Total recognized in other comprehensive (income) loss	5,329
Total recognized in net periodic benefit cost and other comprehensive(income) loss	$ 5,698